UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
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Soliciting Material Pursuant to §240.14a-12

AKERO THERAPEUTICS, INC.

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AKERO THERAPEUTICS, INC.
170 Harbor Way, 3rd Floor
South San Francisco, CA 94080
NOTICE OF 2020 ANNUAL MEETING OF STOCKHOLDERS
To be held June 1, 2020
Notice is hereby given that the 2020 Annual Meeting of Stockholders, or Annual Meeting, of Akero Therapeutics, Inc., which will be held online on June 1, 2020 at 9:00 a.m. Pacific Time. The safety of our stockholders is important to us, and given the current guidance by public health officials surrounding COVID-19 and group gatherings, this year’s Annual Meeting will be held virtually. You may attend the meeting virtually via the Internet at www.virtualshareholdermeeting.com/AKRO2020, where you will be able to vote electronically and submit questions. You will need the 16-digit control number included with these proxy materials to attend the Annual Meeting. The purpose of the Annual Meeting is the following:
1.
To elect three class I directors, Andrew Cheng, M.D., Ph.D, Jane Henderson and Mark Iwicki, to our board of directors, to serve until the 2023 annual meeting of stockholders and until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation or removal;

2.
To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020; and

3.
To transact any other business properly brought before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

The proposal for the election of directors relates solely to the election of class I directors nominated by the Board of Directors.
Only Akero Therapeutics, Inc. stockholders of record at the close of business on April 9, 2020, will be entitled to vote at the Annual Meeting and any adjournment or postponement thereof.
You can find more information on each of the matters to be voted on at the Annual Meeting, including information regarding the nominees for election to our board of directors, in the accompanying proxy statement. The board of directors recommends a vote “FOR” the election of each of the three nominees for class I directors and “FOR” the ratification of the appointment of our independent registered public accounting firm for the fiscal year ending December 31, 2020.
Whether or not you expect to attend the Annual Meeting online, please complete, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope provided to ensure your representation and the presence of a quorum at the Annual Meeting. Alternatively, you may vote your shares on the Internet by visiting www.proxyvote.com or by telephone by calling 1-800-690-6903 and following the recorded instructions by 11:59p.m. EST on May 31, 2020. If you vote your shares on the Internet or by telephone, you will need to enter the 16-digit control number provided on your proxy card or voting instruction form. Your vote is important regardless of the number of shares you own. If you attend the Annual Meeting online, you may vote your shares during the Annual Meeting virtually via the Internet even if you previously voted your proxy. Your proxy is revocable in accordance with the procedures set forth in the proxy statement.

If your shares are held in “street name,” that is, held for your account by a broker or other nominee, you will receive instructions from the holder of record that you must follow for your shares to be voted.
By order of the Board of Directors,
/s/ Andrew Cheng

Andrew Cheng. M.D., Ph.D.
President and Chief Executive Officer
South San Francisco, California
April 27, 2020

i

AKERO THERAPEUTICS, INC.
170 Harbor Way, 3rd Floor
South San Francisco, CA 94080
PROXY STATEMENT
FOR THE 2020 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 1, 2020
This proxy statement contains information about the 2020 Annual Meeting of Stockholders, or the Annual Meeting, of Akero Therapeutics, Inc., which will be held online on June 1, 2020 at 9:00 a.m. Pacific Time. You may attend the Annual Meeting virtually via the Internet at www.virtualshareholdermeeting.com/AKRO2020, where you will be able to vote electronically and submit questions. The board of directors of Akero Therapeutics, Inc. is using this proxy statement to solicit proxies for use at the Annual Meeting. In this proxy statement, the terms “Akero,” “we,” “us,” and “our” refer to Akero Therapeutics, Inc. The mailing address of our principal executive offices is Akero Therapeutics, Inc., 170 Harbor Way, 3rd Floor, South San Francisco, California 94080.
All properly submitted proxies will be voted in accordance with the instructions contained in those proxies. If no instructions are specified, the proxies will be voted in accordance with the recommendation of our board of directors with respect to each of the matters set forth in this proxy statement. You may revoke your proxy at any time before it is exercised at the meeting by giving our corporate secretary written notice to that effect.
Our Annual Report to Stockholders on Form 10-K for the fiscal year ended December 31, 2019 (the “2019 Annual Report”) and this proxy statement and proxy card are first being mailed to stockholders on or about April 27, 2020.
We are an “emerging growth company” under applicable federal securities laws and therefore permitted to conform with certain reduced public company reporting requirements. As an emerging growth company, we provide in this proxy statement the scaled disclosure permitted under the Jumpstart Our Business Startups Act of 2012 (the JOBS Act), including the compensation disclosures required of a “smaller reporting company,” as that term is defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended (the Exchange Act). In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted. We will remain an “emerging growth company” until the earliest of (i) the last day of the fiscal year following the fifth anniversary of our initial public offering in June 2019; (ii) the last day of the fiscal year in which our total annual gross revenue is equal to or more than $1.07 billion; (iii) the date on which we have issued more than $1 billion in nonconvertible debt during the previous three years; or (iv) the date on which we are deemed to be a large accelerated filer under the rules of the Securities and Exchange Commission, or the SEC. Even after we are no longer an “emerging growth company,” we may remain a “smaller reporting company.”
Important Notice Regarding the Availability of Proxy Materials for
the Annual Meeting of Stockholders to be Held on June 1, 2020:
This proxy statement and our 2019 Annual Report to Stockholders are available for viewing, printing and downloading at www.proxyvote.com.
A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, as filed with the SEC, except for exhibits, will be furnished without charge to any stockholder upon written request to Akero Therapeutics, Inc. 170 Harbor Way, 3rd Floor, South San Francisco, California 94080, Attention: Corporate Secretary. This proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 are also available on the SEC’s website at www.sec.gov.

AKERO THERAPEUTICS, INC.
PROXY STATEMENT
FOR THE 2020 ANNUAL MEETING OF STOCKHOLDERS
GENERAL INFORMATION
Why are you holding a virtual Annual Meeting?
The safety of our stockholders is important to us and given the current guidance by public health officials surrounding COVID-19 and group gatherings, this year’s Annual Meeting will be a “virtual meeting” of stockholders. We have implemented the virtual format in order to facilitate stockholder attendance at our Annual Meeting. We have designed our virtual format to enhance, rather than constrain, stockholder access, participation and communication. For example, the virtual format allows stockholders to communicate with us in advance of, and during, the Annual Meeting so they can ask questions of our board of directors or management.
How do I attend and participate in the annual meeting online?
To attend and participate in the Annual Meeting, stockholders will need to access the live audio webcast of the meeting. To do so, stockholders of record will need to visit www.virtualshareholdermeeting.com/AKRO2020 and use their control number provided in the proxy card to preregister to this website, and beneficial owners of shares held in street name will need to follow the same instructions.
You will need the 16-digit control number included on your proxy card or voting instruction form, as applicable. Instructions on how to connect to the Annual Meeting and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com/AKRO2020. If you do not have your 16-digit control number, you will be able to access and listen to the Annual Meeting but you will not be able to vote your shares or submit questions during the Annual Meeting.
The live audio webcast of the Annual Meeting will begin promptly at 09:00 a.m. Pacific Time. We encourage stockholders to login to this website and access the webcast before the Annual Meeting’s start time. Online check-in will begin, and stockholders may begin submitting written questions, at 8:45 a.m., Pacific Time, and you should allow ample time for the check-in procedures.
How can I get help if I have trouble checking in or listening to the meeting online?
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting or submitting questions. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting log in page.
When are this proxy statement and the accompanying materials scheduled to be sent to stockholders?
The proxy materials, including this proxy statement, a proxy card for shares held in street name (i.e. held for your account by a broker of other nominee), or voting instruction card and Akero’s 2019 Annual Report, are being mailed to stockholders on or about April 27, 2020. These materials are also available for viewing, printing and downloading on the Internet at www.proxyvote.com. You will need the 16-digit control number included on your proxy card to access these materials.
Who is soliciting my vote?
Our board of directors is soliciting your vote for the Annual Meeting, including at any adjournments or postponements of the meeting.
When is the record date for the Annual Meeting?
The record date for determination of stockholders entitled to vote at the Annual Meeting is the close of business on April 9, 2020.

How many votes can be cast by all stockholders?
There were 28,671,222 shares of our common stock, par value $0.0001 per share, outstanding on April 9, 2020, all of which are entitled to vote with respect to all matters to be acted upon at the Annual Meeting. Each stockholder of record is entitled to one vote for each share of our common stock held by such stockholder. None of our shares of undesignated preferred stock were outstanding as of April 9, 2020.
What is the difference between a “stockholder of record” and a beneficial owner of shares held in “street name?”
Stockholder of Record.   If you own shares that are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., then you are considered a “stockholder of record” of those shares. For these shares, your set of proxy materials has been sent to you directly by us. You may vote your shares by proxy prior to the Annual Meeting by following the instructions contained on the enclosed proxy card.
Beneficial Owners of Shares Held in Street Name.   If you own shares that are held in a brokerage account or by a bank, trust or other nominee or custodian, then you are considered the beneficial owner of those shares, which are held in “street name.” With respect to these shares, your set of proxy materials has been forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to instruct that organization as to how to vote the shares held in your account by following the instructions contained on the voting instruction card provided to you by that organization.
How do I vote?
If you are a stockholder of record, there are several ways for you to vote your shares.
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By Telephone.   You may vote using a touch-tone telephone by calling 1-800-690-6903, 24 hours a day, seven days a week. You will need the 16-digit control number included on your proxy card. Votes submitted by telephone must be received by 11:59 p.m. Eastern Time on May 31, 2020.

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By Internet.   You may vote at www.proxyvote.com, 24 hours a day, seven days a week. You will need the 16-digit control number included on your proxy card. Votes submitted through the Internet must be received by 11:59 p.m. Eastern Time on May 31, 2020.

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By Mail.   You may vote by mail by completing, signing and dating the enclosed proxy card and returning it in the enclosed prepaid envelope. Sign your name exactly as it appears on the proxy cards. Votes submitted through the mail must be received by May 31, 2020.

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During the Annual Meeting.    Instructions on how to vote while participating in the Annual Meeting live via the Internet are posted at www.virtualshareholdermeeting.com/AKRO2020.

Even if you plan to participate in our virtual Annual Meeting, we recommend that you also vote by proxy so that your vote will be counted if you later decide not to participate in the Annual Meeting. If you submit a proxy via the Internet or by telephone, your voting instructions authorize the proxy holders in the same manner as if you signed, dated, and returned your proxy card. If you submit a proxy via the Internet or by telephone, you do not need to return your proxy card.
If you are a street name stockholder, you will receive voting instructions from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to instruct your broker, bank or other nominee on how to vote your shares. Street name stockholders should generally be able to vote by returning an instruction card, or by telephone or on the Internet. However, the availability of telephone and Internet voting will depend on the voting process of your broker, bank or other nominee. As discussed above, if you are a street name stockholder, you may not vote your shares on your own behalf at the Annual Meeting unless you obtain a legal proxy from your broker, bank or other nominee.
By Proxy
If you will not be attending the Annual Meeting, you may vote by proxy. You can vote by proxy over the Internet by following the instructions provided in the enclosed proxy card. Proxies submitted by mail must be received before the start of the Annual Meeting.

If you complete and submit your proxy before the Annual Meeting, the persons named as proxies will vote the shares represented by your proxy in accordance with your instructions. If you submit a proxy without giving voting instructions, your shares will be voted in the manner recommended by the board of directors on all matters presented in this proxy statement, and as the persons named as proxies may determine in their discretion with respect to any other matters properly presented at the Annual Meeting. You may also authorize another person or persons to act for you as proxy in a writing, signed by you or your authorized representative, specifying the details of those proxies’ authority. The original writing must be given to each of the named proxies, although it may be sent to them by electronic transmission if, from that transmission, it can be determined that the transmission was authorized by you.
If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in your proxy and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. We do not currently anticipate that any other matters will be raised at the Annual Meeting.
How do I revoke my proxy?
You may revoke your proxy by (1) following the instructions on the Notice and entering a new vote by mail that we receive before the start of the Annual Meeting or over the Internet by the cutoff time of 11:59 p.m. Eastern Time on May 31, 2020, (2) attending and voting at the Annual Meeting (although attendance at the Annual Meeting will not in and of itself revoke a proxy), or (3) by filing an instrument in writing revoking the proxy or another duly executed proxy bearing a later date with our Corporate Secretary. Any written notice of revocation or subsequent proxy card must be received by our Corporate Secretary prior to the taking of the vote at the Annual Meeting. Such written notice of revocation or subsequent proxy card should be hand delivered to our Corporate Secretary or sent to our principal executive offices at Akero Therapeutics, Inc., 170 Harbor Way, 3rd Floor, South San Francisco, California 94080, Attention: Corporate Secretary.
If a broker, bank, or other nominee holds your shares, you must contact such broker, bank, or nominee in order to find out how to change your vote.
How is a quorum reached?
Our Second Amended and Restated Bylaws, or bylaws, provide that a majority of the shares entitled to vote, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting.
Under the General Corporation Law of the State of Delaware, shares that are voted “abstain” or “withheld” and broker “non-votes” are counted as present for purposes of determining whether a quorum is present at the Annual Meeting. If a quorum is not present, the meeting may be adjourned until a quorum is obtained.
How is the vote counted?
Under our bylaws, any proposal other than an election of directors is decided by a majority of the votes properly cast for and against such proposal, except where a larger vote is required by law or by our Amended and Restated Certificate of Incorporation, or certificate of incorporation, or bylaws. Abstentions and broker “non-votes” are not included in the tabulation of the voting results on any such proposal and, therefore, do not have an impact on such proposals. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item, and has not received instructions from the beneficial owner.
If your shares are held in “street name” by a brokerage firm, your brokerage firm is required to vote your shares according to your instructions. If you do not give instructions to your brokerage firm, the brokerage firm will still be able to vote your shares with respect to certain “discretionary” items, but will not be allowed to vote your shares with respect to “non-discretionary” items. Proposal No. 1 is a “non-discretionary” item. If you do not instruct your broker how to vote with respect to this proposal, your broker may not vote for this proposal, and those votes will be counted as broker “non-votes.” Proposal No. 2 is considered to be a discretionary item, and your brokerage firm will be able to vote on this proposal even if it does not receive instructions from you.
To be elected, the directors nominated via Proposal No. 1 must receive a plurality of the votes cast and entitled to vote on the proposal, meaning that the director nominees receiving the most votes will be elected. Shares voting “withheld” have no effect on the election of directors.
The approval of Proposal No. 2 requires that a majority of the votes properly cast vote FOR this proposal. Shares voting “abstain” have no effect on the outcome of Proposal No. 2.
Who pays the cost for soliciting proxies?
We are making this solicitation and will pay the entire cost of preparing and distributing the Notice and our proxy materials and soliciting votes. If you choose to access the proxy materials or vote over the Internet, you are responsible for any Internet access charges that you may incur. Our officers and employees may, without compensation other than their regular compensation, solicit proxies through further mailings, personal conversations, facsimile transmissions, e-mails, or otherwise. We have hired Broadridge Financial Solutions, Inc. to assist us in the distribution of proxy materials and the solicitation of votes described above. Proxy solicitation expenses that we will pay include those for preparation, mailing, returning, and tabulating the proxies.
How may stockholders submit matters for consideration at an annual meeting?
The required notice must be in writing and received by our corporate secretary at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the annual meeting is advanced by more than 30 days, or delayed by more than 60 days, from the first anniversary of the preceding year’s annual meeting, or if no annual meeting were held in the preceding year, a stockholder’s notice must be so received no earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (A) the 90th day prior to such annual meeting and (B) the tenth day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs.
In addition, any stockholder proposal intended to be included in the proxy statement for the next annual meeting of our stockholders in 2021 must also satisfy the requirements of SEC Rule 14a-8 under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and be received not later than December 28, 2020. If the date of the annual meeting is moved by more than 30 days from the date contemplated at the time of the previous year’s proxy statement, then notice must be received within a reasonable time before we begin to print and send proxy materials. If that happens, we will publicly announce the deadline for submitting a proposal in a press release or in a document filed with the SEC.
How can I know the voting results?
We plan to announce preliminary voting results at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K, or Form 8-K, that we expect to file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

OVERVIEW OF PROPOSALS
This Proxy Statement contains two proposals requiring stockholder action. Proposal No. 1 requests the election of three Class I directors to our board of directors. Proposal No. 2 requests the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020. Each of the proposals is discussed in more detail in the pages that follow.

PROPOSAL NO. 1 — ELECTION OF CLASS I DIRECTORS
Our board of directors currently consists of six members. In accordance with the terms of our certificate of incorporation and bylaws, our board of directors is divided into three classes, class I, class II and class III, with members of each class serving staggered three-year terms. The members of the classes are divided as follows:
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the class I directors are Andrew Cheng, M.D., Ph.D., Jane Henderson and Mark Iwicki, and their terms will expire at the Annual Meeting;

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the class II directors are Seth L. Harrison, M.D. and Graham Walmsley, M.D., Ph.D., and their terms will expire at the annual meeting of stockholders to be held in 2021; and

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the class III director is Kevin Bitterman, Ph.D. and his term will expire at the annual meeting of stockholders to be held in 2022.

Upon the expiration of the term of a class of directors, directors in that class will be eligible to be elected for a new three-year term at the annual meeting of stockholders in the year in which their term expires.
Our certificate of incorporation and bylaws provide that the authorized number of directors may be changed only by resolution of our board of directors. Our certificate of incorporation also provides that our directors may be removed only for cause by the affirmative vote of the holders of at least two-thirds (2/3) of the outstanding shares then entitled to vote in an annual election of directors, and that any vacancy on our board of directors, including a vacancy resulting from an enlargement of our board of directors, may be filled only by vote of a majority of our directors then in office.
Our board of directors has nominated Andrew Cheng, Jane Henderson and Mark Iwicki for election as the class I directors at the Annual Meeting. The nominees are presently directors, and have indicated a willingness to continue to serve as directors, if elected. If the nominees become unable or unwilling to serve, however, the proxies may be voted for a substitute nominee selected by our board of directors.

Nominees for Election as Class I Directors
The following table identifies our directors, and sets forth their principal occupation and business experience during the last five years and their ages as of April 9, 2020.
Name	Positions and Offices Held with Akero	Director Since	Age
Andrew Cheng, M.D., Ph.D.	Director, President and Chief Executive Officer	2019	53
Jane Henderson	Director	2019	54
Mark Iwicki	Director	2019	53
Andrew Cheng, M.D., Ph.D.,
Dr. Cheng has served as our President and Chief Executive Officer since September 2018. Before joining the Company, Dr. Cheng was formerly at Gilead Sciences, Inc., a biotechnology company, as the Chief Medical Officer from March 2018 through September 2018, Executive Vice President from February 2015 through September 2018 and Senior Vice President from February 2009 through February 2015. During his nearly 20 year tenure, he was responsible for the clinical development for the HIV program resulting in 11 FDA/EMA approved products. His past responsibilities also included medical affairs and the creation of the development operations department (regulatory affairs, clinical operations, pharmacovigilance, project management, clinical pharmacology and biometrics) which covered clinical development support in multiple therapeutic areas including oncology, inflammation, respiratory, cardiovascular, HIV and liver diseases. Currently, Dr. Cheng serves on the board of directors of Arbutus Biopharma Corporation. Dr. Cheng has served on the board of directors of Syntimmune, Inc., a biotechnology company, which was acquired by Alexion. Dr. Cheng holds a B.A. in biology from the Johns Hopkins University and a M.D. and Ph.D. in cellular and molecular biology from Columbia University College of Physicians and Surgeons. He completed his internal medicine residency at UCLA and was board certified in internal medicine. We believe Dr. Cheng is qualified to serve as a member of our board of directors due to his extensive experience in clinical development across multiple therapeutic areas.
Jane Henderson
Ms. Henderson has served as a member of our board of directors since April 2019. Ms. Henderson currently serves as the Chief Financial Officer of Turnstone Biologics Corp., a viral immuno-oncology company, a position she has held since June 2018. Prior to joining Turnstone Biologics, Ms. Henderson served as Chief Financial Officer and Senior Vice President of Corporate Development of Voyager Therapeutics, Inc., a gene therapy company, since January 2017. She also served as the Senior Vice President, Chief Financial and Business Officer of Kolltan Pharmaceuticals, Inc., an oncology biopharmaceutical company, from February 2013 until November 2016, when Kolltan Pharmaceuticals was acquired by Celldex Therapeutics, Inc. Prior to Kolltan Pharmaceuticals, Ms. Henderson served in various financial and business development executive roles at biopharmaceutical companies after spending almost 20 years in health care investment banking. During the past five years, Ms. Henderson has served on the board of directors of Sesen Bio Inc., a biopharmaceutical company, and IVERIC Bio, Inc., a biopharmaceutical company. Ms. Henderson received a B.S. in psychology from Duke University. We believe that Ms. Henderson is qualified to serve on our board of directors due to her extensive financial leadership in the life sciences industry and in health care investment banking.
Mark Iwicki
Mr. Iwicki has served as a member of our board of directors since November 2018 and as the chairperson of our board of directors since April 2019. Mr. Iwicki currently serves as the Chairman and Chief Executive Officer of Kala Pharmaceuticals, Inc., a pharmaceutical company, where he has been employed since April 2015. From February 2014 to November 2014 Mr. Iwicki served as President and Chief Executive Officer of Civitas Therapeutics. From December 2012 to January 2014, Mr. Iwicki served as President and Chief Executive Officer and director at Blend Therapeutics, Inc., now known as Tarveda Therapeutics, Inc., a biotechnology company. From 2007 to June 2012, Mr. Iwicki served in several roles, including Chief Commercial Officer, President and Chief Operating Officer and Director and Chief Executive

Officer at Sunovion Pharmaceuticals, Inc., formerly Sepracor, Inc., a pharmaceutical company. From 1998 to 2007, Mr. Iwicki held executive positions, including Vice President and Business Unit Head, at Novartis Pharmaceuticals Corporation, a pharmaceutical company. Mr. Iwicki currently serves on the board of directors of Pulmatrix, Inc., a biopharmaceutical company, Aimmune Therapeutics, Inc., a biopharmaceutical company, Merus a biopharmaceutical company, Kala Pharmaceuticals, Inc. as well as on the board of directors of several private companies, including Nimbus Therapeutics, LLC, a biotechnology company. Mr. Iwicki received a B.A. in business administration from Ball State University and an M.B.A. from Loyola University. We believe that Mr. Iwicki is qualified to serve on our Board due to his executive management and operational experience in the life science industry.
The proxies will be voted in favor of the above nominees unless a contrary specification is made in the proxy. The nominees have consented to serve as our directors if elected. However, if the nominees are unable to serve or for good cause will not serve as a director, the proxies will be voted for the election of such substitute nominee as our board of directors may designate.
The board of directors recommends voting “FOR” the election of Andrew Cheng, Jane Henderson and Mark Iwicki as the class I directors, to serve for a three-year term ending at the annual meeting of stockholders to be held in 2023.
Directors Continuing in Office
The following table identifies our directors, and sets forth their principal occupation and business experience during the last five years and their ages as of April 9, 2019.
Name	Positions and Offices Held with Akero	Director Since	Class and Year in Which Term Will Expire	Age
Seth L. Harrison, M.D.	Director	2019	Class II – 2021	59
Graham Walmsley, M.D., Ph.D.	Director	2019	Class II – 2021	33
Kevin Bitterman, Ph.D.	Director	2018	Class III – 2022	43
Class II Directors (Term Expires at 2021 Annual Meeting)
Seth L. Harrison, M.D.
Dr. Harrison has served as a member of our board of directors since April 2019 and previously from January 2017 to June 2018. Dr. Harrison has served as the managing partner of Apple Tree Partners, a series of venture capital funds investing in early-stage life sciences companies, since 1999. During the past five years, Dr. Harrison has served as a member of the board of directors of the following biotechnology companies: HeartWare International, Inc., Novus Therapeutics, Inc., Tusker Medical, Inc. and Cerecor, Inc. Dr. Harrison also currently serves as a member of the board directors of Stoke Therapeutics, Inc., which is publicly held, and several private companies, including Elstar Therapeutics, Inc., Gala Therapeutics, Inc., Limelight Bio, Inc., and Braeburn, Inc. Dr. Harrison also serves on the board of directors of the Harrison Atelier Foundation and Tortoise Foundation. From 2002 to 2010, he served on the board of the International Partnership for Microbicides, a Rockefeller Foundation/Gates Foundation sponsored public-private partnership engaged in the development of anti-HIV microbicides. Dr. Harrison received an A.B. from Princeton University, an M.D. and M.B.A. both from Columbia University, and completed a surgery internship at the Presbyterian Hospital in the City of New York. We believe that Dr. Harrison’s extensive experience as a senior executive and service on the board of directors of other life science companies qualifies him to serve as a member of our board of directors.
Graham Walmsley, M.D., Ph.D
Dr. Walmsley has served as a member of our board of directors since June 2018. Since August 2019, Dr. Walmsley is a Founder and Managing Member of Logos Capital, a fundamental biotechnology-focused hedge fund. He previously served as a Principal at Versant Ventures from July 2016 to August 2019 where he invested in biotechnology companies across funds totaling $1.5 billion in AUM. In addition, Dr. Walmsley served as Head of Business Development at Jecure Therapeutics, Inc., a preclinical stage biotechnology company, from June 2017 through its acquisition by Roche/Genentech in November 2018. Dr. Walmsley currently serves as a board director for ALX Oncology, a clinical-stage biotechnology company. Dr. Walmsley received a B.A. in molecular and cell biology from the University of California, Berkeley and an M.D. and Ph.D. from Stanford University School of Medicine. We believe that Dr. Walmsley is qualified to serve on our board of directors due to his significant experience in the healthcare and biotechnology industry.
Class III Directors (Term Expires at 2022 Annual Meeting)
Kevin Bitterman, Ph.D.
Dr. Bitterman has served as a member of our board of directors since June 2018. Dr. Bitterman currently serves as a partner at venture firm Atlas Venture, or Atlas, a venture capital firm, where he has been employed since June 2017 and where he focuses on investments in life science companies. Prior to joining Atlas in June 2017, Dr. Bitterman was a partner at Polaris Partners, an investment firm, as a member of the healthcare team since July 2004. Dr. Bitterman was also the founding CEO at Editas Medicine Inc., a pharmaceutical company, Visterra Inc., a biotechnology company, and Morphic Rock, LLC, a biotechnology company. During the past five years, Dr. Bitterman has served on the board of directors of Editas Medicine, Inc., Kala Pharmaceuticals, Inc., a pharmaceutical company, Genocea Biosciences, Inc., a biosciences company, as well as on the board of directors of several private companies. Dr. Bitterman also serves as board chair of the New England Venture Capital Association. Dr. Bitterman received a B.A. in biology from Rutgers College and a Ph.D. in genetics from Harvard Medical School. We believe that Dr. Bitterman is qualified to serve on our board of directors due to his extensive experience investing in, guiding, and leading start-up and early phase companies, as well as his experience as a director of other companies.
There are no family relationships between or among any of our directors or executive officers. The principal occupation and employment during the past five years of each of our directors was carried on, in each case except as specifically identified above, with a corporation or organization that is not a parent, subsidiary or other affiliate of us. There is no arrangement or understanding between any of our directors and any other person or persons pursuant to which he or she is to be selected as a director.
There are no material legal proceedings to which any of our directors is a party adverse to us or any of our subsidiaries or in which any such person has a material interest adverse to us or our subsidiary.
Executive Officers Who Are Not Directors
The following table identifies our executive officers, and sets forth their current positions at Akero and their ages as of April 9, 2020.
Name	Position Held with Akero	Officer Since	Age
Jonathan Young, J.D., Ph.D.	Chief Operating Officer	2017	50
William White, J.D.	Chief Financial Officer and Head of Corporate Development	2019	47
Timothy Rolph, DPhil	Chief Scientific Officer	2017	66
Kitty Yale	Chief Development Officer	2018	48
Jonathan Young, J.D., Ph.D.
Dr. Young served as our co-founder, President and Chief Executive Officer from April 2017 to September 2018, and since September 2018 as our co-founder, Executive Vice President and Chief Operating Officer. Before joining the Company, Dr. Young served as a Venture Partner at Apple Tree Partners, a venture capital firm, from October 2016 to September 2018. From August 2014 to October 2016, he served as Vice President of Policy/Advocacy and General Counsel at Braeburn Pharmaceuticals, Inc. From October 2006 through August 2014, Dr. Young served in positions of increasing responsibility at FoxKiser LLP, a legal services firm, ultimately as Partner and General Counsel. Dr. Young holds a B.A. in history from

Messiah College, an M.A. and Ph.D. in American history from the University of North Carolina at Chapel Hill and a J.D. from Yale Law School.
William White, J.D.
Mr. White has served as our Executive Vice President, Chief Financial Officer and Head of Corporate Development since April 2019. Before joining our company, Mr. White served as a Managing Director and Head of US Life Sciences Investment Banking at Deutsche Bank from September 2017 until March 2019. Prior to that position, Mr. White was a Managing Director in Healthcare Investment Banking at Citigroup from May 2006 until September 2017. Previously, he served as an associate and later as a Vice President in Healthcare Investment Banking at Goldman, Sachs & Co., from November 2000 to March 2006. Mr. White received an A.B. from Princeton University, an M.P.P. from Harvard University and a J.D. from Columbia University.
Timothy Rolph, DPhil.
Dr. Rolph has served as our co-founder and Chief Scientific Officer since April 2017. Before joining our company, Dr. Rolph served as a Venture Partner at Apple Tree Partners, a venture capital firm, from October 2016 to September 2018. From March 1994 to October 2016, Dr. Rolph served in various roles at Pfizer Inc., a pharmaceutical company, most recently as Senior Vice President, Program Value Enhancement from July 2014 to October 2016 and as Chief Scientific Officer, Cardiovascular and Metabolic and Endocrine Disease from January 2009 to June 2014. During his tenure at Pfizer Inc., Dr. Rolph also oversaw the Company’s FGF21 program. Dr. Rolph holds a B.Sc. in biochemistry from the University of London and a DPhil in muscle development from University of Oxford.
Kitty Yale
Ms. Yale has served as our Chief Development Officer since October 2018. Before joining the Company, Ms. Yale served in various roles at Gilead Sciences, Inc., a biotechnology company, from October 2001 to October 2018, where she held senior clinical research and operations roles and led global clinical operations and management of the Company’s oncology, HIV, inflammation and liver disease trials. Most recently, Ms. Yale served as Vice President of Clinical Operations at Gilead Sciences, Inc. from July 2016 to October 2018. Ms. Yale holds a B.Sc. in applied biology from Glasgow Caledonian University.
The principal occupation and employment during the past five years of each of our executive officers was carried on, in each case except as specifically identified above, with a corporation or organization that is not a parent, subsidiary or other affiliate of us. There is no arrangement or understanding between any of our executive officers and any other person or persons pursuant to which he was or is to be selected as an executive officer.
There are no material legal proceedings to which any of our executive officers is a party adverse to us or our subsidiary or in which any such person has a material interest adverse to us or our subsidiary.

PROPOSAL NO. 2 — RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP
AS AKERO’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE
FISCAL YEAR ENDING DECEMBER 31, 2020
Akero’s stockholders are being asked to ratify the appointment by the audit committee of the board of directors of Deloitte & Touche LLP as Akero’s independent registered public accounting firm for the fiscal year ending December 31, 2020. Deloitte & Touche LLP has served as Akero’s independent registered public accounting firm since 2018.
The audit committee is solely responsible for selecting Akero’s independent registered public accounting firm for the fiscal year ending December 31, 2020. Stockholder approval is not required to appoint Deloitte & Touche LLP as Akero’s independent registered public accounting firm. However, the board of directors believes that submitting the appointment of Deloitte & Touche LLP to the stockholders for ratification is good corporate governance. If the stockholders do not ratify this appointment, the audit committee will reconsider whether to retain Deloitte & Touche LLP. If the selection of Deloitte & Touche LLP is ratified, the audit committee, at its discretion, may direct the appointment of a different independent registered public accounting firm at any time it decides that such a change would be in the best interest of Akero and its stockholders.
A representative of Deloitte & Touche LLP is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and to respond to appropriate questions from our stockholders.
Akero incurred the following fees from Deloitte & Touche LLP, and its respective affiliates (the “Deloitte Entities”) for the audit of the consolidated financial statements, and for fees billed for other services provided by the Deloitte Entities during the years ended December 31, 2019 and 2018.
	2019	2018
Audit fees(1)	$1,364,300	$38,684
Audit-related fees(2)	7,500	—
Total fees	$1,371,800	$38,684

(1)
Audit fees consist of fees for the audit of our annual financial statements, the review of our interim financial statements included in our quarterly reports on Form 10-Q and fees related to our initial public offering including comfort letters and consents.

(2)
Audit-related fees consist principally of fees for professional services rendered that are reasonably related to the performance of the audit or review of our financial statements.

Audit Committee Pre-approval Policy and Procedures
Our audit committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm. This policy provides that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by our audit committee or the engagement is entered into pursuant to the pre-approval procedure described below.
From time to time, our audit committee may pre-approve specified types of services that are expected to be provided to us by our independent registered public accounting firm during the next 12 months. Any such pre-approval details the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.
During our 2019 and 2018 fiscal years, no services were provided to us by Deloitte & Touche LLP other than in accordance with the pre-approval policies and procedures described above.

Vote Required and Board of Directors’ Recommendation
The approval of Proposal No. 2 requires that a majority of the votes properly cast vote FOR this proposal. Shares voting “abstain” have no effect on the outcome of Proposal No. 2
The board of directors recommends voting “FOR” Proposal No. 2 to ratify the appointment of Deloitte & Touche LLP as Akero’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

CORPORATE GOVERNANCE
Director Nomination Process
Our nominating and corporate governance committee is responsible for identifying individuals qualified to serve as directors, consistent with criteria approved by our board of directors, and recommending such persons to be nominated for election as directors, except where we are legally required by contract, law or otherwise to provide third parties with the right to nominate.
The process followed by our nominating and corporate governance committee to identify and evaluate director candidates includes requests to board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates, and interviews of selected candidates by management, recruiters, members of the committee and our board of directors. The qualifications, qualities and skills that our nominating and corporate governance committee believes must be met by a committee-recommended nominee for a position on our board of directors are as follows:
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Nominees should demonstrate high standards of personal and professional ethics and integrity.

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Nominees should have proven achievement and competence in the nominee’s field and the ability to exercise sound business judgment.

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Nominees should have skills that are complementary to those of the existing board.

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Nominees should have the ability to assist and support management and make significant contributions to the Company’s success.

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Nominees should have an understanding of the fiduciary responsibilities that is required of a member of the board of directors and the commitment of time and energy necessary to diligently carry out those responsibilities.

The nominating and corporate governance committee may also consider factors such as judgment, diversity, independence, skills, education, expertise, business acumen, business experience, length of service, understanding of the Company’s business and industry, conflicts of interest, and other commitments and the like. The nominating and corporate governance committee evaluates these factors, among others, and does not assign any particular weight or priority to any of these factors.
Stockholders may recommend individuals to the nominating and corporate governance committee for consideration as potential director candidates. Any such proposals should be submitted to our corporate secretary at our principal executive offices no later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the one-year anniversary of the date of the preceding year’s annual meeting and should include appropriate biographical and background material to allow the nominating and corporate governance committee to properly evaluate the potential director candidate and the number of shares of our stock beneficially owned by the stockholder proposing the candidate. Stockholder proposals should be addressed to Akero Therapeutics, Inc., 170 Harbor Way, South San Francisco, California 94080, Attention: Corporate Secretary. Assuming that biographical and background material has been provided on a timely basis in accordance with our bylaws, any recommendations received from stockholders will be evaluated in the same manner as potential nominees proposed by the nominating and corporate governance committee. If our board of directors determines to nominate a stockholder-recommended candidate and recommends his or her election, then his or her name will be included on our proxy card for the next annual meeting of stockholders. See “Stockholder Proposals” for a discussion of submitting stockholder proposals.
Director Independence
Applicable Nasdaq Stock Market LLC, or Nasdaq, rules require a majority of a listed company’s board of directors to be comprised of independent directors within one year of listing. In addition, the Nasdaq rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent and that audit committee members also satisfy independence criteria set forth in Rule 10A-3 under the Exchange Act and that compensation committee members satisfy independence criteria set forth in Rule 10C-1 under the

Exchange Act. Under applicable Nasdaq rules, a director will only qualify as an “independent director” if, in the opinion of the listed company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or otherwise be an affiliated person of the listed company or any of its subsidiaries. In addition, in affirmatively determining the independence of any director who will serve on a company’s compensation committee, Rule 10C-1 under the Exchange Act requires that a company’s board of directors must consider all factors specifically relevant to determining whether a director has a relationship to such company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including: the source of compensation to the director, including any consulting, advisory or other compensatory fee paid by such company to the director, and whether the director is affiliated with the company or any of its subsidiaries or affiliates.
Our board of directors has determined that all members of the board of directors, except Dr. Cheng, are independent directors, including for purposes of the rules of Nasdaq and the SEC. In making such independence determination, our board of directors considered the relationships that each non-employee director has with us and all other facts and circumstances that our board of directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director. In considering the independence of the directors listed above, our board of directors considered the association of our directors with the holders of more than 5% of our common stock. There are no family relationships among any of our directors or executive officers. Dr. Cheng is not an independent director under these rules because he is an executive officer of the Company.
Board Committees
Our board of directors has established an audit committee, a compensation committee, and a nominating and corporate governance committee. Each of the audit committee, compensation committee, and nominating and corporate governance committee operates under a charter that satisfies the applicable standards of the SEC and Nasdaq. Each such committee reviews its respective charter at least annually. A current copy of the charter for each of the audit committee, compensation committee, and nominating and corporate governance committee is posted on the corporate governance section of our website, https://ir.akerotx.com/corporate-governance/governance-overview.
Audit Committee
Kevin Bitterman, Ph.D., Jane Henderson, and Mark Iwicki serve on the audit committee, which is chaired by Jane Henderson. Our board of directors has determined that each member of the audit committee is “independent” for audit committee purposes as that term is defined in the rules of the SEC and the applicable Nasdaq rules, and each has sufficient knowledge in financial and auditing matters to serve on the audit committee. Our board of directors has designated Jane Henderson as an “audit committee financial expert,” as defined under the applicable rules of the SEC. During the fiscal year ended December 31, 2019, the audit committee met two times. The report of the audit committee is included in this proxy statement under “Report of the Audit Committee.” The audit committee’s responsibilities include:
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appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;

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pre-approving auditing and permissible non-audit services, and the terms of such services, to be provided by our independent registered public accounting firm;

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reviewing the overall audit plan with our independent registered public accounting firm and members of management responsible for preparing our financial statements;

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reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly financial statements and related disclosures as well as critical accounting policies and practices used by us;

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coordinating the oversight and reviewing the adequacy of our internal control over financial reporting;

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establishing policies and procedures for the receipt and retention of accounting-related complaints and concerns;

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recommending based upon the audit committee’s review and discussions with management and our independent registered public accounting firm whether our audited financial statements shall be included in our Annual Report on Form 10-K;

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monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to our financial statements and accounting matters;

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preparing the audit committee report required by SEC rules to be included in our annual proxy statement;

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reviewing all related person transactions for potential conflict of interest situations and approving all such transactions; and

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reviewing quarterly earnings releases.

All audit and non-audit services, other than de minimis non-audit services, to be provided to us by our independent registered public accounting firm must be approved in advance by our audit committee.
Compensation Committee
Kevin Bitterman, Ph.D., Seth Harrison, M.D., and Mark Iwicki. serve on the compensation committee, which is chaired by Mark Iwicki. Our board of directors has determined that each member of the compensation committee is “independent” as defined in the applicable Nasdaq rules. During the fiscal year ended December 31, 2019, the compensation committee met three times. The compensation committee’s responsibilities include:
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annually reviewing and recommending to the board of directors corporate goals and objectives relevant to the compensation of our chief executive officer;

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evaluating the performance of our chief executive officer in light of such corporate goals and objectives and recommending to the board of directors the compensation of our chief executive officer;

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reviewing and recommending to the board of directors the compensation of our other executive officers;

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overseeing and administering our compensation and similar plans;

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evaluating and assessing potential and current compensation advisors in accordance with the independence standards identified in the applicable Nasdaq rules;

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retaining and approving the compensation of any compensation advisors;

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reviewing and making recommendations to our board of directors about our policies and procedures for the grant of equity-based awards;

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evaluating and making recommendations to the board of directors about director compensation;

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preparing the compensation committee report required by SEC rules, if and when required, to be included in our annual proxy statement;

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reviewing and reassessing the adequacy of the compensation committee’s charter;

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performing periodic evaluations of the compensation committee and report results to the board of directors; and

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reviewing and approving the retention or termination of any consulting firm or outside advisor to assist in the evaluation of compensation matters.

Nominating and Corporate Governance Committee
Jane Henderson and Graham Walmsley, M.D., Ph.D. serve on the nominating and corporate governance committee, which is chaired by Jane Henderson. Our board of directors has determined that each member of the nominating and corporate governance committee is “independent” as defined in the applicable Nasdaq rules. During the fiscal year ended December 31, 2019, the nominating and corporate governance committee held one meeting in 2019. The nominating and corporate governance committee’s responsibilities include:
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developing and recommending to the board of directors criteria for board and committee membership;

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establishing procedures for identifying and evaluating board of director candidates, including nominees recommended by stockholders;

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identifying and considering individuals qualified to become members of the board of directors or the board’s committees based on criteria identifying, among other things, the skills of the proposed candidates, relevant business experience and independence determination;

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recommending to the board of directors the persons to be nominated for election as directors and to each of the board’s committees;

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reviewing and discussing with the board of directors corporate succession plans for our chief executive officers and our other key officers; and

•
overseeing the evaluation of our board of directors and management.

The nominating and corporate governance committee considers candidates for our board of directors suggested by its members and the chief executive officer. Additionally, in selecting nominees for directors, the nominating and corporate governance committee will review candidates recommended by stockholders in the same manner and using the same general criteria as candidates recruited by the committee and/or recommended by our board of directors. Any stockholder who wishes to recommend a candidate for consideration by the committee as a nominee for director should follow the procedures described later in this proxy statement under the heading “Stockholder Proposals.” The nominating and corporate governance committee will also consider whether to nominate any person proposed by a stockholder in accordance with the provisions of our bylaws relating to stockholder nominations as described later in this proxy statement under the heading “Stockholder Proposals.”
Identifying and Evaluating Director Nominees.   Our board of directors is responsible for filling vacancies on our board of directors and for nominating candidates for election by our stockholders each year in the class of directors whose term expires at the relevant annual meeting. The board of directors delegates the selection and nomination process to the nominating and corporate governance committee, with the expectation that other members of the board of directors, and of management, will be requested to take part in the process as appropriate.
The nominating and corporate governance committee establishes a process for identifying and evaluating nominees for the board of directors, including nominees recommended by stockholders. The nominating and corporate governance committee may solicit recommendations from non-management directors, the chief executive officer, other executive officers, third-party search firms, or any other source it deems appropriate. Once candidates have been identified, the nominating and corporate governance committee confirms that the candidates meet all of the minimum qualifications for director nominees established by the nominating and corporate governance committee. The nominating and corporate governance committee may gather information about the candidates through interviews, detailed questionnaires, comprehensive background checks or any other means that the nominating and corporate governance committee deems to be appropriate in the evaluation process. The nominating and corporate governance committee then meets as a group to discuss and evaluate the qualities and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of our board of directors. Based on the results of the evaluation process, the nominating and corporate governance committee recommends candidates for the board of directors’ approval to fill a vacancy or as director nominees for election to the board of directors by our stockholders each year in the class of directors whose term expires at the relevant annual meeting.

We have no formal policy regarding board diversity. Our priority in selection of board members is identification of members who will further the interests of our stockholders through their established record of professional accomplishment, their ability to contribute positively to the collaborative culture among board members, and their knowledge of our business and understanding of the competitive landscape.
Board and Committee Meetings Attendance
The full board of directors met ten times during 2019. During 2019, each member of the board of directors attended in person or participated in 75% or more of the aggregate of (i) the total number of meetings of the board of directors (held during the period for which such person has been a director) and (ii) the total number of meetings held by all committees of the board of directors on which such person served (during the periods that such person served).
Director Attendance at Annual Meeting of Stockholders
Directors are responsible for attending the annual meeting of stockholders to the extent practicable. We completed our initial public offering in June 2019 and did not hold an annual meeting of stockholders in 2019.
Policy on Trading, Pledging and Hedging of Company Stock
Certain transactions in our securities (such as purchases and sales of publicly traded put and call options, and short sales) create a heightened compliance risk or could create the appearance of misalignment between management and stockholders. In addition, securities held in a margin account or pledged as collateral may be sold without consent if the owner fails to meet a margin call or defaults on the loan, thus creating the risk that a sale may occur at a time when an officer or director is aware of material, non-public information or otherwise is not permitted to trade in Company securities. Our insider trading policy expressly prohibits short sales and derivative transactions of our stock by our executive officers, directors, employees and certain designated consultants and contractors, including short sales of our securities. Our insider trading policy expressly prohibits, without the advance approval of our audit committee, purchases or sales of puts, calls, or other derivative securities of the company or any derivative securities that provide the economic equivalent of ownership.
Code of Business Conduct and Ethics
We have adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A current copy of the code is posted on the corporate governance section of our website, which is located at https://ir.akerotx.com/corporate-governance/governance-overview. If we make any substantive amendments to, or grant any waivers from, the code of business conduct and ethics for any officer or director, we will disclose the nature of such amendment or waiver on our website or in a current report on Form 8-K.
Board Leadership Structure and Board’s Role in Risk Oversight
The board of directors of the Company has an independent chair, Mr. Iwicki, who has authority, among other things, to call and preside over board meetings, including meetings of the independent directors, to set meeting agendas and to determine materials to be distributed to the board of directors. Accordingly, the chairman has substantial ability to shape the work of the board of directors. Currently, the role of chairman of the board is separated from the role of chief executive officer. We believe that separating these positions allows our chief executive officer to focus on our day-to-day business, while allowing the chairman of the board to lead the board of directors in its fundamental role of providing advice to, and independent oversight, of management. Our board of directors recognizes the time, effort, and energy that the chief executive officer is required to devote to his position in the current business environment, as well as the commitment required to serve as our chairman, particularly as the board of directors’ oversight responsibilities continue to grow. While our bylaws and our corporate governance guidelines do not require that our chairman and chief executive officer positions be separate, our board of directors believes that having separate positions is the appropriate leadership structure for us at this time and demonstrates our commitment to good corporate governance.
Risk is inherent to every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including risks relating to our financial condition, development and commercialization activities, operations, strategic direction, and intellectual property. Management is responsible for the day-to-day management of risks we face, while our board of directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, our board of directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.
The role of the board of directors in overseeing the management of our risks is conducted primarily through committees of the board of directors, as disclosed in the descriptions of each of the committees above and in the charters of each of the committees. The full board of directors (or the appropriate board committee in the case of risks that are under the purview of a particular committee) discusses with management our major risk exposures, their potential impact on us, and the steps we take to manage them. When a board committee is responsible for evaluating and overseeing the management of a particular risk or risks, the chairman of the relevant committee reports on the discussion to the full board of directors during the committee reports portion of the next board meeting. This enables the board of directors and its committees to coordinate the risk oversight role, particularly with respect to risk interrelationships.
Communication with the Directors of Akero Therapeutics, Inc.
Any interested party with concerns about our company may report such concerns to the board of directors or the chairman of our board of directors and nominating and corporate governance committee, by submitting a written communication to the attention of such director at the following address:
c/o Akero Therapeutics, Inc.
170 Harbor Way, 3rd Floor
South San Francisco, California 94080
United States
You may submit your concern anonymously or confidentially by postal mail. You may also indicate whether you are a stockholder, customer, supplier, or other interested party.
A copy of any such written communication may also be forwarded to Akero’s legal counsel and a copy of such communication may be retained for a reasonable period of time. The director may discuss the matter with Akero’s legal counsel, with independent advisors, with non-management directors, or with Akero’s management, or may take other action or no action as the director determines in good faith, using reasonable judgment, and applying his or her own discretion.
Communications may be forwarded to other directors if they relate to important substantive matters and include suggestions or comments that may be important for other directors to know. In general, communications relating to corporate governance and long- term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances, and matters as to which we tend to receive repetitive or duplicative communications.
The audit committee oversees the procedures for the receipt, retention, and treatment of complaints received by Akero regarding accounting, internal accounting controls, or audit matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting, internal accounting controls or auditing matters. Akero has also established a toll-free telephone number for the reporting of such activity, which is 855-697-1771.

Director Compensation
The table below shows all compensation paid to our non-employee directors during 2019.
Name	Fees Paid In Cash ($)(1)	Option Awards ($)(2)(3)	All Other Compensation ($)	Total ($)
Kevin Bitterman, Ph.D.	22,500	357,079	—	379,579
Seth Harrison, M.D.	20,000(4)	357,079	—	377,079
Jane Henderson	34,250	248,318	—	282,568
Mark Iwicki	53,750	364,285	—	418,035
Aaron Royston, M.D.(5)	6,313	—	—	6,313
Graham Walmsley, M.D., Ph.D.	19,500	357,079	—	376,579

(1)
Amounts represent cash compensation for services rendered by each member of the board of directors.

(2)
In accordance with SEC rules, this column reflects the aggregate grant date fair value of the stock option awards granted during 2019, computed in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in Note 7 to our financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019. These amounts do not reflect the actual economic value that may be realized by the directors upon the exercise of the stock options or the sale of the common stock underlying such stock options.

(3)
As of December 31, 2019, the aggregate number of shares subject to option awards held by each of our non-employee directors were: Dr. Bitterman: 26,000; Dr. Harrison: 26,000; Ms. Henderson: 54,797; Mr. Iwicki: 158,307 and Dr. Walmsley: 26,000. Dr. Royston did not hold any options as of December 31, 2019.

(4)
Amounts paid to Apple Tree Life Sciences, Inc., of which Dr. Harrison is President and Director.

(5)
Dr. Royston resigned from the Board effective August 16, 2019.

Our board of directors adopted a non-employee director compensation policy, effective upon consummation of our IPO in June 2019. Under our non-employee director compensation policy, we pay our non-employee directors a cash retainer for service on the board of directors and for service on each committee on which the director is a member. The chairman of each committee receives a higher retainer for such service. These fees are payable in arrears in four equal quarterly installments on the last day of each quarter, provided that the amount of such payment is prorated for any portion of such quarter that the director is not serving on our board of directors. The fees paid to non-employee directors for service on the board of directors and for service on each committee of the board of directors on which the director is a member are as follows:
Annual Retainer
Board of Directors:
All nonemployee members	$40,000*
Annual retainer for Non-Executive Chairman of the Board	$70,000*
Audit Committee:
Chairman	$15,000
Non-Chairman members	$7,500
Compensation Committee:
Chairman	$10,000
Non-Chairman members	$5,000
Nominating and Corporate Governance Committee:
Chairman	$8,000
Non-Chairman members	$4,000

*
In November 2019, we amended our non-employee director compensation policy to increase the annual retainer for each non-employee member of the Board from $35,000 to $40,000 and the annual retainer for our non-executive chairman from $65,000 to $70,000.

We also reimburse our non-employee directors for reasonable travel and out-of-pocket expenses incurred in connection with attending our board of director and committee meetings.
In addition, each new non-employee director elected to our board of directors will be granted an initial, one-time equity award of 23,095 shares in the form of stock options, which shall vest monthly over a three-year period, subject to continued service as a director through such vesting date. On the date of each annual meeting of stockholders of our company, each non-employee director will receive an annual equity award of 11,547 shares in the form of stock options, which shall vest in full upon the earlier to occur of the first anniversary of the date of grant or the date of the next annual meeting, subject to continued service as a director through such vesting date.
This program is intended to provide a total compensation package that enables us to attract and retain qualified and experienced individuals to serve as directors and to align our directors’ interests with those of our stockholders.
Executive Compensation
Our named executive officers for the year ended December 31, 2019 include our principal executive officer, our principal finance officer, our chief operating officer and our chief scientific officer:
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Andrew Cheng, M.D., Ph.D., our president and chief executive officer;

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William White, our chief financial officer and head of corporate development;

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Jonathan Young, J.D., Ph.D., our chief operating officer; and

•
Timothy Rolph, DPhil., our chief scientific officer.

Summary Compensation Table
The following table presents the compensation awarded to, earned by or paid to each of our named executive officers for the years indicated.
	Year	Salary ($)	Bonus ($)(1)	Option awards ($)(2)	All other compensation ($)	Total ($)
Andrew Cheng, M.D., Ph.D. President and Chief Executive Officer	2019	450,176	296,875	4,684,763	—	5,431,814
	2018	132,813	65,205	849,477	—	1,047,495
William White, J.D.(3) Chief Financial Officer	2019	269,697	134,795	3,121,328	—	3,525,820
Jonathan Young, J.D., Ph.D. Chief Operating Officer	2019	400,000	200,000	1,533,664	—	2,133,664
	2018	400,000	100,000	159,073	—	659,073
Timothy Rolph, DPhil. Chief Scientific Officer	2019	400,000	200,000	1,533,664	—	2,133,664
	2018	400,000	100,000	159,073	—	659,073

(1)
The amounts in this column reflect discretionary cash bonuses paid for performance in the applicable year. The amount reported for Dr. Cheng in 2018 was prorated to reflect his partial year of service.

(2)
In accordance with SEC rules, this column reflects the aggregate grant date fair value of the stock option awards granted during 2019 and 2018, as applicable, computed in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in Note 7 to our financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019.

These amounts do not reflect the actual economic value that may be realized by the named executive officers (“NEOs”) upon the exercise of the stock options or the sale of the common stock underlying such stock options.
(3)
The amounts reported for salary and non-equity incentive plan compensation have been prorated to reflect Mr. White’s partial year of service.

Narrative to Summary Compensation Table
Our board of directors and compensation committee review compensation annually for all employees, including our executives. In setting executive base salaries and bonuses and granting equity incentive awards, we consider compensation for comparable positions in the market, the historical compensation levels of our executives, individual performance as compared to our expectations and objectives, our desire to motivate our employees to achieve short- and long-term results that are in the best interests of our stockholders, and a long-term commitment to our company. We target a general competitive position, based on independent third-party benchmark analytics to inform the mix of compensation of base salary, bonus or long-term incentives.
Our board of directors has historically determined our executives’ compensation. Our compensation committee typically reviews and discusses management’s proposed compensation with the chief executive officer for all executives other than the chief executive officer. Based on those discussions and its discretion, taking into account the factors noted above, the compensation and management development committee then recommends the compensation for each executive officer. Our board of directors discusses the compensation committee’s recommendations and ultimately approves the compensation of our executive officers without members of management present. In 2019, the compensation committee retained the services of Radford, an AON Hewitt company, as its external compensation consultant and the board of directors and the compensation committee considered Radford’s input on certain compensation matters as they deemed appropriate.
Annual base salary
Each named executive officer’s base salary is a fixed component of annual compensation for performing specific duties and functions, and has been established by our board of directors taking into account each individual’s role, responsibilities, skills, and experience. Base salaries for our named executive officers are reviewed annually by our compensation committee, typically in connection with our annual performance review process, and adjusted from time to time, based on the recommendation of the compensation committee, to realign salaries with market levels after taking into account individual responsibilities, performance, and experience. During 2019, Dr. Cheng received an annual base salary of $425,000 per year, which was increased to $475,000 effective June 19, 2019. During 2019, each of Mr. White, Dr. Young and Dr. Rolph received a base salary equal to $400,000 per year.
Cash bonus
Our annual bonus program is intended to reward our named executive officers for meeting objective or subjective performance goals for a fiscal year. From time to time, our board of directors or compensation committee may approve annual bonuses for our named executive officers based on individual performance, company performance, or as otherwise determined appropriate. In accordance with each named executive officer’s employment agreement, each is eligible to receive an annual bonus targeted as a percentage of his base salary, as set forth below.
Name	Target Bonus (% of base salary)
Andrew Cheng, M.D., Ph.D	50%
William White, J.D.	40%
Jonathan Young, J.D., Ph.D.	40%
Timothy Rolph, DPhil.	40%

In 2019, our compensation committee determined that each executive officer would be eligible to receive a bonus based upon achievement of company performance goals and determined that the company had achieved such goals for 2019 at 125%.
Long-term equity incentives
Our equity grant program is intended to align the interests of our named executive officers with those of our stockholders and to motivate them to make important contributions to our performance. During the year ended December 31, 2019, we granted options to purchase shares of our common stock to each of the named executive officers, as described in more detail in the “Outstanding equity awards at 2019 fiscal year-end” table.
Outstanding Equity Awards at 2019 Fiscal Year-End Table
The following table presents information regarding all outstanding stock options held by each of our named executive officers on December 31, 2019.
	Option awards				Stock awards
Name	Number of securities underlying unexercised options exercisable (#)	Number of securities underlying unexercised options unexercisable (#)(1)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)(2)
Andrew Cheng, M.D., Ph.D.	—	296,692(3)	0.62	09/08/2028	—	—
	—	330,868(4)	0.62	10/18/2028	38,386(4)	851,785
	—	143,670(5)	6.36	01/16/2029	—	—
	8,466(6)	59,267(6)	16.00	06/19/2029	—	—
	—	234,000(7)	21.09	12/13/2029	—	—
William White, J.D.	—	414,029(8)	7.01	04/05/2029	—	—
	—	85,000(7)	21.09	12/13/2029	—	—
Jonathan Young, J.D., Ph.D.	15,104(9)	50,348(9)	0.62	07/30/2028	—	—
	18,245(10)	103,391(10)	0.62	10/18/2028	—	—
	16,673(11)	56,083(11)	6.36	01/16/2029	—	—
	—	85,000(7)	21.09	12/13/2029	—	—
	—	—	—	—	11,799(12)	261,820
Timothy Rolph, DPhil.	15,104(9)	50,348(9)	0.62	07/30/2028	—	—
	18,245(10)	103,391(10)	0.62	10/18/2028	—	—
	16,673(11)	56,083(11)	6.36	01/16/2029	—	—
	—	85,000(7)	21.09	12/13/2029	—	—
	—	—	—	—	11,799(12)	261,820

(1)
All of the outstanding equity awards held by our NEO’s will become fully vested and exercisable or non-forfeitable, as applicable, if the NEO is terminated without Cause or resigns for Good Reason, in either case, within 12 months following a Sale Event. The vesting acceleration of the outstanding equity awards held by our NEOs is described in greater detail in the section entitled “— Employment arrangements with our named executive officers”.

(2)
Computed in accordance with SEC rules as the number of unvested shares multiplied by the closing market price of a share of our common stock on December 31, 2019 which was $22.19. The actual value, if any, to by realized by the NEO depends on whether the shares vest and the future performance of our common stock.

(3)
Subject shares relate to a stock option grant of 431,551 shares where 25% of the shares vested on September 1, 2019 and the remaining shares vest monthly in 36 equal installments thereafter, subject to the NEO’s continuous service through each such vesting date. In April 2019 the Board amended the option to allow for the early exercise of 134,859 shares, all of which were exercised and have vested as of December 31, 2019.
(4)
Subject shares relate to a stock option grant of 521,298 shares where 25% of the shares vested on October 1, 2019 and the remaining shares vest monthly in 36 equal installments thereafter, subject to the NEO’s continuous service through each such vesting date. In April 2019 the Board amended the option to allow for the early exercise of 190,430 shares, all of which were exercised and 38,386 of which remain unvested as of December 31, 2019.

(5)
25% of the shares subject to the stock option grant vested on October 1, 2019, and the remaining shares vest monthly in 36 equal installments thereafter, subject to the NEO’s continuous service through each such vesting date.

(6)
1/48th of the shares subject to the stock option grant vest on a monthly basis following the vesting commencement date of June 19, 2019, such that all of the options will be vested on June 19, 2023, subject to the NEO’s continuous service through each such vesting date.

(7)
1/48th of the shares subject to the stock option grant vest on a monthly basis following the vesting commencement date of December 13, 2019, such that all of the options will be vested on December 13, 2023, subject to the NEO’s continuous service through each such vesting date.

(8)
25% of the shares subject to the stock option grant will vest on April 1, 2020, and the remaining shares vest monthly in 36 equal installments thereafter, subject to the NEO’s continuous service through each such vesting date.

(9)
Subject shares relate to a stock option grant of 120,834 shares where 25% of the shares vested on August 1, 2018 and the remaining shares vest monthly in 36 equal installments thereafter, subject to the NEO’s continuous service through each such vesting date.

(10)
Subject shares relate to a stock option grant of 145,963 shares where 1/48th of the shares subject to the stock option grant vest on a monthly basis following the vesting commencement date of October 1, 2018, subject to the NEO’s continuous service through each such vesting date.

(11)
1/48th of the shares subject to the stock option grant vest on a monthly basis following the vesting commencement date of January 1, 2019, such that all of the options will be vested on January 1, 2023, subject to the NEO’s continuous service through each such vesting date.

(12)
56,600 of such shares vested on May 1, 2018, and the remaining 56,600 shares vest in 24 equal monthly installments thereafter, subject to the NEO’s continuous service through each such date. These shares will be fully vested as of May 1, 2020.

Employment arrangements with our named executive officers
In June 2019, we entered into amended and restated employment agreements with each of our named executive officers. Each of our named executive officers is employed at will.
Andrew Cheng, M.D., Ph.D.
Dr. Cheng entered into a new employment agreement with us, effective upon the consummation of our IPO, in May 2019. Under the new employment agreement with Dr. Cheng, Dr. Cheng received an initial annual base salary of $475,000, subject to review and adjustment by our board of directors, and is eligible to receive an annual incentive bonus with a target amount initially equal to 50% of his base salary. Pursuant to his new employment agreement, Dr. Cheng is also eligible to participate in the employee benefit plans available to our executives to the extent that his position, tenure, salary, age, health and other qualifications make him eligible to participate, subject to the terms of those plans and our generally applicable policies. In the event of Dr. Cheng’s death, the termination of his employment due to “disability” (as defined in the employment agreement), or his resignation with “good reason” (as defined in the employment agreement), 100% of any unvested shares under his “initial equity awards” (as defined in the employment agreement) shall immediately vest. In addition, upon the earlier of (x) six (6) months after the consummation of a “sale event” (as defined in the employment agreement) and (y) termination of Dr. Cheng’s employment upon or following the consummation of a sale event for any reason other than for “cause” (as defined in the employment agreement), 100% of any unvested shares of the initial equity awards shall vest effective as the date of the event set forth in (x) or (y), as applicable. If Dr. Cheng’s employment is terminated by us without cause or Dr. Cheng resigns with good reason, then Dr. Cheng shall have until the earlier of (i) the original 10-year expiration date for such vested stock options, or (ii) 12 months following his date of termination (as defined in the employment agreement) to exercise any stock options that have vested as of the date of termination.
Under Dr. Cheng’s new employment agreement, in the event that Dr. Cheng’s employment is terminated by us without cause or Dr. Cheng resigns with good reason, each outside of the “change in control period” (as defined in the employment agreement), subject to the execution and effectiveness of a separation agreement, including a general release of claims in our favor, he will be entitled to receive (i) an amount equal to 12 months of his base salary, and (ii) if Dr. Cheng is participating in our group health, dental or vision plans immediately prior to his termination and elects COBRA health continuation, continuation of such group health coverage at the same rate as if he were an active employee, until the earliest of (A) the 12 month anniversary of his termination; (B) his eligibility for group medical plan benefits under any other employer’s group medical plan; or (C) the cessation of his continuation rights under COBRA; provided, however, if we determine that we cannot pay such amounts to the group health plan provider or the COBRA provider (if applicable) without potentially violating applicable law (including, without limitation, Section 2716 of the Public Health Service Act), then we shall convert such payments to payroll payments directly to him for the time period specified in the employment agreement. Dr. Cheng’s new employment agreement also provides that, in lieu of the payments and benefits described above, in the event that Dr. Cheng’s employment is terminated by us without cause or Dr. Cheng resigns with good reason, in either case within 12 months following a “change in control” (as defined in the employment agreement), subject to the execution and effectiveness of a separation agreement, including a general release of claims in our favor, he will be entitled to receive (i) a lump sum cash payment equal to 18 months of his then-current base salary (or his base salary in effect immediately prior to the change in control, if higher) plus 1.5 times his target bonus in effect immediately prior to the change in control, (ii) full acceleration of all time-based equity awards held by Dr. Cheng, provided that any termination or forfeiture of the unvested portion of such time-based equity awards that would otherwise occur on his termination in the absence of his employment agreement will be delayed until the effectiveness of his separation agreement and will only occur if the vesting does not occur due to the absence of the separation agreement becoming fully effective within the time period set forth therein and (iii) if Dr. Cheng is participating in our group health, dental or vision plans immediately prior to his termination and elects COBRA health continuation, continuation of such group health coverage at the same rate as if he were an active employee, until the earliest of (A) the 18 month anniversary of his termination; (B) his eligibility for group medical plan benefits under any other employer’s group medical plan; or (C) the cessation of his continuation rights under COBRA; provided, however, if we determine that we cannot pay such amounts to the group health plan provider or the COBRA provider (if applicable) without potentially violating applicable law (including, without limitation, Section 2716 of the Public Health Service Act), then we shall convert such payments to payroll payments directly to him for the time period specified in the employment agreement.
Jonathan Young, J.D., Ph.D.
Dr. Young entered into a new employment agreement with us, effective upon the consummation of our IPO, in May 2019. Under the new employment agreement with Dr. Young, Dr. Young received an initial annual base salary of $400,000, subject to review and adjustment by our board of directors or compensation committee, and he is eligible to receive an annual cash incentive bonus with an initial target amount equal to 40% of his base salary. Pursuant to his new employment agreement, Dr. Young is also eligible to participate in the employee benefit plans available to our employees, subject to the terms of those plans and our generally applicable policies. Upon the earlier of (x) six (6) months after the consummation of a “sale event” (as defined in the employment agreement) and (y) termination of Dr. Young’s employment following the consummation of a sale event, other than termination for “cause” (as defined in the employment agreement), 100% of any unvested shares of Dr. Young’s equity awards that he held as of the effective date of the new employment agreement, together with any other unvested shares of common stock purchased by Dr. Young prior to the effective date of the new employment agreement, shall vest effective as of the date of the event set forth in (x) or (y), as applicable.

Under Dr. Young’s new employment agreement, in the event that Dr. Young’s employment is terminated by us without cause or Dr. Young resigns for “good reason” (as defined in the employment agreement), subject to the execution and effectiveness of a separation agreement, including a general release of claims in our favor, he will be entitled to receive (i) an amount equal to 9 months of his base salary, and (ii) if Dr. Young is participating in our group health, dental or vision plans immediately prior to his termination and elects COBRA health continuation, continuation of such group health coverage at the same rate as if he were an active employee, until the earliest of (A) the 9 month anniversary of his termination; (B) his eligibility for group medical plan benefits under any other employer’s group medical plan; or (C) the cessation of his continuation rights under COBRA; provided, however, if we determine that we cannot pay such amounts to the group health plan provider or the COBRA provider (if applicable) without potentially violating applicable law (including, without limitation, Section 2716 of the Public Health Service Act), then we shall convert such payments to payroll payments directly to him for the time period specified in the employment agreement. The employment agreement also provides that, in lieu of the payments and benefits described above, in the event that Dr. Young’s employment is terminated by us without cause or Dr. Young resigns for good reason, in either case within 12 months following a “change in control” (as defined in the employment agreement), subject to the execution and effectiveness of a separation agreement, including a general release of claims in our favor, he will be entitled to receive (i) a lump sum cash payment equal to 12 months of his then-current base salary (or his base salary in effect immediately prior to the change in control, if higher) plus one times his target bonus in effect immediately prior to the change in control, (ii) full acceleration of all time-based equity awards held by Dr. Young, provided that any termination or forfeiture of the unvested portion of such time-based equity awards that would otherwise occur on his termination in the absence of his employment agreement will be delayed until the effectiveness of his separation agreement and will only occur if the vesting does not occur due to the absence of the separation agreement becoming fully effective within the time period set forth therein and (iii) if Dr. Young is participating in our group health, dental or vision plans immediately prior to his termination and elects COBRA health continuation, continuation of such group health coverage at the same rate as if he were an active employee, until the earliest of (A) the 12 month anniversary of his termination; (B) his eligibility for group medical plan benefits under any other employer’s group medical plan; or (C) the cessation of his continuation rights under COBRA; provided, however, if we determine that we cannot pay such amounts to the group health plan provider or the COBRA provider (if applicable) without potentially violating applicable law (including, without limitation, Section 2716 of the Public Health Service Act), then we shall convert such payments to payroll payments directly to him for the time period specified in the employment agreement.
William White, J.D.
Mr. White entered into a new employment agreement with us, effective upon the consummation of our IPO, in May 2019. Under the new employment agreement with Mr. White, Mr. White received an initial annual base salary of $400,000, subject to review and adjustment by our board of directors or compensation committee, and he is eligible to receive an annual cash incentive bonus with an initial target amount equal to 40% of his base salary. Pursuant to his new employment agreement, Mr. White is eligible to participate in the employee benefit plans available to our employees, subject to the terms of those plans and our generally applicable policies. Upon the earlier of (x) six (6) months after the consummation of a “sale event” (as defined in the employment agreement) and (y) termination of Mr. White’s employment following the consummation of a sale event, other than termination for “cause” (as defined in the employment agreement), 100% of any unvested shares of Mr. White’s equity awards that he held as of the effective date of the new employment agreement, together with any other unvested shares of common stock purchased by Mr. White prior to the effective date of the new employment agreement, shall vest effective as of the date of the event set forth in (x) or (y), as applicable.
Under Mr. White’s new employment agreement, in the event that Mr. White’s employment is terminated by us without cause or Mr. White resigns for “good reason” (as defined in the employment agreement), subject to the execution and effectiveness of a separation agreement, including a general release of claims in our favor, he will be entitled to receive (i) an amount equal to 9 months of his base salary, and (ii) if Mr. White is participating in our group health, dental or vision plans immediately prior to his termination and elects COBRA health continuation, continuation of such group health coverage at the same rate as if he were an active employee, until the earliest of (A) the 9 month anniversary of his termination; (B) his eligibility for group medical plan benefits under any other employer’s group medical plan; or (C) the cessation of his continuation rights under COBRA; provided, however, if we determine that we cannot pay such amounts to the group health plan provider or the COBRA provider (if applicable) without potentially violating applicable law (including, without limitation, Section 2716 of the Public Health Service Act), then we shall convert such payments to payroll payments directly to him for the time period specified in the employment agreement. The employment agreement also provides that, in lieu of the payments and benefits described above, in the event that Mr. White’s employment is terminated by us without cause or Mr. White resigns for good reason, in either case within 12 months following a “change in control” (as defined in the employment agreement), subject to the execution and effectiveness of a separation agreement, including a general release of claims in our favor, he will be entitled to receive (i) a lump sum cash payment equal to 12 months of his then-current base salary (or his base salary in effect immediately prior to the change in control, if higher) plus one times his target bonus in effect immediately prior to the change in control, (ii) full acceleration of all time-based equity awards held by Mr. White, provided that any termination or forfeiture of the unvested portion of such time-based equity awards that would otherwise occur on his termination in the absence of his employment agreement will be delayed until the effectiveness of his separation agreement and will only occur if the vesting does not occur due to the absence of the separation agreement becoming fully effective within the time period set forth therein and (iii) if Mr. White is participating in our group health, dental or vision plans immediately prior to his termination and elects COBRA health continuation, continuation of such group health coverage at the same rate as if he were an active employee, until the earliest of (A) the 12 month anniversary of his termination; (B) his eligibility for group medical plan benefits under any other employer’s group medical plan; or (C) the cessation of his continuation rights under COBRA; provided, however, if we determine that we cannot pay such amounts to the group health plan provider or the COBRA provider (if applicable) without potentially violating applicable law (including, without limitation, Section 2716 of the Public Health Service Act), then we shall convert such payments to payroll payments directly to him for the time period specified in the employment agreement.
Timothy Rolph, DPhil.
Dr. Rolph entered into a new employment agreement with us, effective upon the consummation of our IPO, in May 2019. Under the new employment agreement with Dr. Rolph, Dr. Rolph received an initial annual base salary of $400,000, subject to review and adjustment by our board of directors or compensation committee, and he is eligible to receive an annual cash incentive bonus with an initial target amount equal to 40% of his base salary. Pursuant to his new employment agreement, Dr. Rolph is eligible to participate in the employee benefit plans available to our employees, subject to the terms of those plans and our generally applicable policies. Upon the earlier of (x) six (6) months after the consummation of a “sale event” (as defined in the employment agreement) and (y) termination of Dr. Rolph’s employment following the consummation of a sale event, other than termination for “cause” (as defined in the employment agreement), 100% of any unvested shares of Dr. Rolph’s equity awards that he held as of the effective date of the new employment agreement, together with any other unvested shares of common stock purchased by Dr. Rolph prior to the effective date of the new employment agreement, shall vest effective as of the date of the event set forth in (x) or (y), as applicable.
Under Dr. Rolph’s new employment agreement, in the event that Dr. Rolph’s employment is terminated by us without cause or Dr. Rolph resigns for “good reason” (as defined in the employment agreement), subject to the execution and effectiveness of a separation agreement, including a general release of claims in our favor, he will be entitled to receive (i) an amount equal to 9 months of his base salary, and (ii) if Dr. Rolph is participating in our group health, dental or vision plans immediately prior to his termination and elects COBRA health continuation, continuation of such group health coverage at the same rate as if he were an active employee, until the earliest of (A) the 9 month anniversary of his termination; (B) his eligibility for group medical plan benefits under any other employer’s group medical plan; or (C) the cessation of his continuation rights under COBRA; provided, however, if we determine that we cannot pay such amounts to the group health plan provider or the COBRA provider (if applicable) without potentially violating applicable law (including, without limitation, Section 2716 of the Public Health Service Act), then we shall convert such payments to payroll payments directly to him for the time period specified in the employment agreement. The employment agreement also provides that, in lieu of the payments and benefits described above, in the event that Dr. Rolph’s employment is terminated by us without cause or Dr. Rolph resigns for good reason, in either case within 12 months following a “change in control” (as defined in the employment agreement), subject to the execution and effectiveness of a separation agreement, including a general release of claims in our favor, he will be entitled to receive (i) a lump sum cash payment equal to 12 months of his then-current base salary (or his base salary in effect immediately prior to the change in control, if higher) plus one times his target bonus in effect immediately prior to the change in control, (ii) full acceleration of all time-based equity awards held by Dr. Rolph, provided that any termination or forfeiture of the unvested portion of such time-based equity awards that would otherwise occur on his termination in the absence of his employment agreement will be delayed until the effectiveness of his separation agreement and will only occur if the vesting does not occur due to the absence of the separation agreement becoming fully effective within the time period set forth therein and (iii) if Dr. Rolph is participating in our group health, dental or vision plans immediately prior to his termination and elects COBRA health continuation, continuation of such group health coverage at the same rate as if he were an active employee, until the earliest of (A) the 12 month anniversary of his termination; (B) his eligibility for group medical plan benefits under any other employer’s group medical plan; or (C) the cessation of his continuation rights under COBRA; provided, however, if we determine that we cannot pay such amounts to the group health plan provider or the COBRA provider (if applicable) without potentially violating applicable law (including, without limitation, Section 2716 of the Public Health Service Act), then we shall convert such payments to payroll payments directly to him for the time period specified in the employment agreement.
Additional Narrative Disclosure
401(k) Savings Plan.
We maintain a tax-qualified retirement plan, or the 401(k) Plan, that provides eligible U.S. employees with an opportunity to save for retirement on a tax advantaged basis. Eligible employees are able to defer eligible compensation subject to applicable annual Code limits. Employees’ pre-tax or Roth contributions are allocated to each participant’s individual account and are then invested in selected investment alternatives according to the participants’ directions. Employees are immediately and fully vested in their contributions. Our 401(k) Plan is intended to be qualified under Section 401(a) of the Code with our 401(k) Plan’s related trust intended to be tax exempt under Section 501(a) of the Code. As a tax-qualified retirement plan, contributions to our 401(k) Plan and earnings on those contributions are not taxable to the employees until distributed from our 401(k) Plan.
Compensation Risk Assessment
We believe that although a portion of the compensation provided to our executive officers and other employees is performance-based, our executive compensation program does not encourage excessive or unnecessary risk taking. Our compensation programs are designed to encourage our executive officers and other employees to remain focused on both short-term and long-term strategic goals, in particular in connection with our pay-for-performance compensation philosophy. As a result, we do not believe that our compensation programs are reasonably likely to have a material adverse effect on us.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Certain Relationships and Transactions
Other than the compensation agreements and other arrangements described under “Executive compensation” and “Director compensation” in this proxy statement and the transactions described below, since January 1, 2019, there has not been and there is not currently proposed, any transaction or series of similar transactions to which we were, or will be, a party in which the amount involved exceeded, or will exceed, $120,000 and in which any director, executive officer, holder of five percent or more of any class of our capital stock or any member of the immediate family of, or entities affiliated with, any of the foregoing persons, had, or will have, a direct or indirect material interest.
Participation in our IPO
Our existing stockholders, including certain affiliates of our directors purchased an aggregate of approximately 1,820,000 shares of our common stock in our initial public offering at the initial public offering price. The following table sets forth the number of shares of our common stock purchased by directors, executive officers and 5% stockholders and their affiliates and the aggregate purchase price paid for such shares.
Name	Shares of Common Stock Purchased	Aggregate Cash Purchase Price
Apple Tree Partners IV, L.P.(1)	900,000	$14,400,000
venBio Global Strategic Fund II, L.P.(2)	250,000	$4,000,000
Versant Venture Capital VI, L.P.(3)	400,000	$6,400,000
Atlas Venture Fund XI, L.P.(4)	270,000	$4,320,000
Total:	1,820,000	$29,120,000

(1)
Consists of 900,000 shares of common stock purchased and received by Apple Tree Partners IV, L.P. (“ATP IV”). ATP IV is managed by ATP III GP, Ltd (“ATP GP”), the sole director of which is Dr. Seth L. Harrison. ATP IV is a holder of greater than five percent of our common stock and Dr. Harrison is a member of our board of directors.

(2)
Consists of 250,000 shares of common stock purchased and received by venBio Global Strategic Fund II, L.P. (“venBio”). venBio Global Strategic GP II, L.P. (the “General Partner”), is the sole general partner of venBio Global Strategic GP II, Ltd (“GP Ltd.”), is the sole general partner of the General Partner. Robert Adelman and Corey Goodman are directors of the GP Ltd. As the sole general partner of venBio, the General Partner may be deemed to own beneficially the shares of common stock owned by venBio. As the sole general partner of the General Partner, the GP Ltd. and its directors likewise may be deemed to own beneficially the Shares of common stock owned by venBio.venBio is a holder of greater than five percent of our common stock.

(3)
Consists of 400,000 shares of common stock purchased and received by Versant Venture Capital VI, L.P. (“Versant VI”). Versant Ventures VI GP, LP (“Versant GP LP”) is the general partner of Versant VI and Versant Ventures VI GP-GP, LLC (“Versant GP LLC”) is the general partner of Versant GP LP and the ultimate general partner of Versant VI. Bradley Bolzon, Jerel Davis, Kirk Nielsen, Robin Praeger and Tom Woiwode are the Managing Directors of Versant VI GP LLC and share voting and dispositive power over the shares held by Versant VI. Versant IV is a holder of greater than five percent of our common stock.

(4)
Consists of 270,000 shares of common stock purchased and received by Atlas Opportunity Fund I, L.P. (“AVO I”). Atlas Venture Associates Opportunity I, L.P. (“AVAO LP”) is the general partner of AVO I. Atlas Venture Associates Opportunity I, LLC (“AVAO LLC”) is the general partner of AVAO LP. Kevin Bitterman, Ph.D., is a partner at Atlas Venture Fund XI, L.P. (“Atlas Fund XI”) and AVO I. AVO I, collectively with Atlas Fund XI, own greater than five percent of our shares of common stock and Dr. Bitterman is a member of our board of directors.

Services Agreement with Apple Tree Life Sciences, Inc.
On June 7, 2017, we entered into a services agreement with Apple Tree Life Sciences, Inc. (“ATLS”), an affiliate of ATP IV, under which ATLS provided us with personnel, advisory and consulting services relating to potential investment and/or acquisition, development and implementation of a plan to obtain regulatory approval of any acquired candidates, general scientific leadership, and management of research and development. The services agreement was terminated in December 2018. From June 2017 to January 2019, we paid ATLS an aggregate of $2.1 million for services provided under the services agreement, inclusive of the services provided by Jonathan Young, Tim Rolph and Paul DaSilva-Jardine. Paul DaSilva-Jardine served as our Chief Discovery Officer from March 2017 until October 2017. Jonathan Young and Tim Rolph have served as executive officers since March 2017. Seth L. Harrison, who currently serves on our board of directors since April 2019 and previously served as a member of our board of directors from January 2017 to June 2018, is the President and director of ATLS, as well as the director of the general partner of ATP IV.
Limitation of Liability and Indemnification of Officers and Directors
Our third amended and restated certificate of incorporation contains provisions that limit the liability of our directors for monetary damages to the fullest extent permitted by Delaware law. Consequently, our directors will not be personally liable to us or our stockholders for monetary damages for any breach of fiduciary duties as directors, except liability for the following:
•
any breach of their duty of loyalty to our company or our stockholders;

•
any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;

•
unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the Delaware General Corporation Law; or

•
any transaction from which they derived an improper personal benefit.

Any amendment to, or repeal of, these provisions will not eliminate or reduce the effect of these provisions in respect of any act, omission or claim that occurred or arose prior to that amendment or repeal. If the Delaware General Corporation Law is amended to provide for further limitations on the personal liability of directors of corporations, then the personal liability of our directors will be further limited to the greatest extent permitted by the Delaware General Corporation Law.
In addition, we adopted bylaws which provide that we will indemnify, to the fullest extent permitted by law, any person who is or was a party or is threatened to be made a party to any action, suit or proceeding by reason of the fact that he or she is or was one of our directors or officers or is or was serving at our request as a director or officer of another corporation, partnership, joint venture, trust, or other enterprise. Our bylaws provide that we may indemnify to the fullest extent permitted by law any person who is or was a party or is threatened to be made a party to any action, suit, or proceeding by reason of the fact that he or she is or was one of our employees or agents or is or was serving at our request as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise. Our bylaws also provide that we must advance expenses incurred by or on behalf of a director or officer in advance of the final disposition of any action or proceeding, subject to very limited exceptions.
We have entered into and in the future plan to enter into agreements to indemnify our directors and executive officers. These agreements, among other things, require us to indemnify these individuals for certain expenses (including attorneys’ fees), judgments, fines and settlement amounts reasonably incurred by such person in any action or proceeding, including any action by or in our right, on account of any services undertaken by such person on behalf of our company or that person’s status as a member of our board of directors to the maximum extent allowed under Delaware law.
Related person transaction policy
Our board of directors adopted a written related person transactions policy providing that transactions with our directors, officers and holders of five percent or more of our voting securities and their affiliates, each a related person, must be approved by our audit committee. This policy became effective on June 20,

2019, the date our registration statement for our IPO became effective. Pursuant to this policy, the audit committee has the primary responsibility for reviewing and approving or disapproving “related person transactions,” which are transactions between us and related persons in which the aggregate amount involved exceeds or may be expected to exceed $120,000 and in which a related person has or will have a direct or indirect material interest. For purposes of this policy, a related person is defined as a director, executive officer, nominee for director, or greater than 5% beneficial owner of our common stock, in each case since the beginning of the most recently completed year, and their immediate family members.
As appropriate for the circumstances, the audit committee will review and consider:
•
the related person’s interest in the related person transaction;

•
the approximate dollar amount involved in the related person transaction;

•
the approximate dollar amount of the related person’s interest in the transaction without regard to the amount of any profit or loss;

•
whether the transaction was undertaken in the ordinary course of our business;

•
whether the terms of the transaction are no less favorable to us than terms that could have been reached with an unrelated third party;

•
the purpose of, and the potential benefits to us of, the related-party transaction; and

•
any other information regarding the related-party transaction or the related person in the context of the proposed transaction that would be material to investors in light of the circumstances of the particular transaction.

PRINCIPAL STOCKHOLDERS
The following table sets forth information, to the extent known by us or ascertainable from public filings, with respect to the beneficial ownership of our common stock as of April 9, 2020 by:
•
each of our directors;

•
each of our named executive officers;

•
all of our directors and executive officers as a group; and

•
each person, or group of affiliated persons, who is known by us to beneficially owner of greater-than-5.0% of our common stock.

The column entitled “Shares Beneficially Owned” is based on a total of 28,671,222 shares of our common stock outstanding as of April 9, 2020.
Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to our common stock. Shares of our common stock subject to options that are currently exercisable or exercisable within 60 days of April 9, 2020 are considered outstanding and beneficially owned by the person holding the options for the purpose of calculating the percentage ownership of that person but not for the purpose of calculating the percentage ownership of any other person. Except as otherwise noted, the persons and entities in this table have sole voting and investing power with respect to all of the shares of our common stock beneficially owned by them, subject to community property laws, where applicable. Except as otherwise indicated in the table below, addresses of named beneficial owners are in care of Akero Therapeutics, Inc., 170 Harbor Way, 3rd Floor, South San Francisco, California 94080.
	Shares beneficially owned
Name and address of beneficial owner(1)	Number	Percentage
Greater than 5% Stockholders:
Amgen Inc.(2)	1,905,698	6.65%
Apple Tree Partners IV, L.P.(3)	5,415,203	18.89%
Entities affiliated with Atlas Venture(4)	3,110,491	10.85%
Entities affiliated with Janus Henderson(5)	2,409,533	8.40%
venBio Global Strategic Fund II, L.P.(6)	3,150,019	10.99%
Versant Venture Capital VI, L.P.(7)	3,029,698	10.57%
Named Executive Officers and Directors:
Andrew Cheng, M.D., Ph.D.(8)	1,041,661	3.54%
William White(9)	130,637	*
Jonathan Young, J.D., Ph.D.(10)	294,895	1.03%
Timothy Rolph, DPhil(11)	294,228	1.02%
Kitty Yale(12)	263,055	*
Kevin Bitterman, Ph.D.(13)	5,055	*
Seth L. Harrison, M.D,(14)	5,055	*
Jane P. Henderson(15)	15,982	*
Mark Iwicki(16)	57,135	*
Graham Walmsley, M.D., Ph.D.(17)	5,055	*
All executive officers and directors as a group (10 persons)(18)	2,112,758	7.09%

*
Represents beneficial ownership of less than one percent.

(1)
Unless otherwise indicated, the address for each beneficial owner is c/o Akero Therapeutics, Inc., 170 Harbor Way, 3rd Floor, South San Francisco 94080.

(2)
Information herein is solely based on a Schedule 13G filed by Amgen Inc. with the SEC on February 10, 2020. Consists of 1,905,698 shares of common stock held by Amgen Inc. The mailing address of Amgen Inc. is One Amgen Center Drive, Thousand Oaks, CA 91320.

(3)
Information herein is solely based on a Schedule 13F filed by Apple Tree Partners IV, L.P., ATP III GP, Ltd. and Seth L. Harrison with the SEC on February 3, 2020. Consists of 5,415,203 shares of common stock held by Apple Tree Partners IV, L.P. (“ATP”). ATP is managed by ATP III GP, Ltd., the sole director of which is Dr. Seth L. Harrison. Dr. Seth L. Harrison is also a member of our board of directors. Dr. Harrison disclaims beneficial ownership of the shares listed, except to the extent of his pecuniary interest therein. The mailing address of Apple Tree Partners IV, L.P. is 230 Park Avenue, Suite 2800, New York, NY 10169.

(4)
Information herein is solely based on Form 4s filed with the SEC by (i) Atlas Venture Fund XI, L.P., a Delaware limited partnership (“Atlas XI”) on January 2, 2020 and (ii) Atlas Venture Opportunity Fund I, L.P. (“AVO I”) on February 10, 2020. Consists of (a) 2,706,412 shares of common stock held by Atlas XI and (b) 404,079 shares of common stock held by AVO I. Atlas Venture Associates XI, L.P. (“AVA XI LP”) is the general partner of Atlas XI and Atlas Venture Associates XI, LLC (“AVA XI LLC” and together with Atlas XI and AVA XI LP, the “Fund XI Reporting Persons”) is the general partner of AVA XI LP. Each of AVA XI LP and AVA XI LLC has voting and dispositive power over the shares held by Atlas XI. As such, each of the Fund XI Reporting Persons share voting and dispositive power with respect to the shares held by Atlas XI. Atlas Venture Associates Opportunity I, L.P. (“AVAO LP”) is the general partner of AVO I and Associates Opportunity I, LLC (“AVAO LLC” and together with AVO I and AVAO LP, the “Opportunity Fund Reporting Persons”) is the general partner of AVAO LP. Each of AVAO LP and AVAO LLC has voting and dispositive power over the shares held by AVO I. As such, each of the Opportunity Fund Reporting Persons share voting and dispositive power with respect to the shares held by AVO I. Bruce Booth, Jean-Francois Formela, David Grayzel, Jason Rhodes, and Kevin Bitterman are the members of AVA IX LLC and AVAO LLC and collectively make investment decisions on behalf of Atlas Fund XI and Atlas Fund I. Kevin Bitterman is also a member of our board of directors. Mr. Bitterman disclaims beneficial ownership of the shares listed, except to the extent of his pecuniary interest therein. The mailing address of Atlas XI and AVO I is 400 Technology Square, 10th Floor, Cambridge, MA 02139.

(5)
Information herein is solely based on a Schedule 13G filed by Janus Henderson Group plc with the SEC on February 14, 2020. Consists of 2,409,533 shares of common stock held by Janus Henderson Group plc (“Janus Henderspm”). Janus Henderson has an indirect 97% ownership stake in Intech Investment Management LLC (“Intech”) and a 100% ownership stake in Janus Capital Management LLC (“JCM”), Perkins Investment Management LLC (“Perkins”),Geneva Capital Management LLC (“Geneva”), Henderson Global Investors Limited (“HGIL”) and Janus Henderson Investors Australia Institutional Funds Management Limited (“JHIAIFML”), (each an “Asset Manager” and collectively as the “Asset Managers”). Due to the above ownership structure, holdings for the Asset Managers are aggregated for purposes of this filing. Each Asset Manager is an investment adviser registered or authorized in its relevant jurisdiction and each furnishing investment advice to various fund, individual and/or institutional clients (collectively referred to herein as “Managed Portfolios”). As a result of its role as investment adviser or sub-adviser to the Managed Portfolios, JCM may be deemed to be the beneficial owner of the shares held by such Managed Portfolios. However, JCM does not have the right to receive any dividends from, or the proceeds from the sale of, the securities held in the Managed Portfolios and disclaims any ownership associated with such rights. The mailing address for Janus Henderson Global Life Sciences Fund is 151 Detroit Street, Denver, CO 80206.

(6)
Information herein is solely based on a Form 4 filed by venBio Global Strategic Fund II, L.P. (the “venBio Fund”) with the SEC on March 6, 2020. Consists of 3,150,019 shares of common stock (the “Fund Shares”) held by the venBio Fund. venBio Global Strategic GP II, L.P., (the “General Partner”) is the sole general partner of the venBio Fund. venBio Global Strategic GP II, Ltd., (“GP Ltd.”) is the sole general partner of the General Partner. Robert Adelman and Corey Goodman are directors of GP Ltd. As the sole general partner of the venBio Fund, the General Partner may be deemed to own beneficially the Fund Shares. As the sole general partner of the General Partner, the GP Ltd. likewise may be deemed to own beneficially the Fund Shares. As directors of the GP Ltd., each of the Directors likewise may be deemed to own beneficially the Fund Shares. The address for the Fund, the General Partner and GP Ltd. is c/o venBio Partners, LLC, 1700 Owens Street, Suite 595, San Francisco, CA 94158.

(7)
Information herein is solely based on a Form 4 filed by Versant Venture Capital VI, L.P. with the SEC on January 21, 2020. Consists of 3,029,698 shares of common stock held by Versant Venture Capital VI, L.P. (“Versant VI”). Versant Ventures VI GP, L.P. (“Versant VI GP LP”) is the sole general partner of Versant VI and Versant VI GP-GP, LLC is the sole general partner of Versant VI GP LP. Thomas Woiwode, Bradley Bolzon, Kirk Nielsen, Robin Praeger, and Jerel Davis, are the managing directors of Versant VI LLC and may be deemed to share voting and investment power over the shares held by Versant VI. The mailing address for Versant Venture Capital VI, L.P. is One Sansome, Suite 3630, San Francisco, CA 94104.

(8)
Consists of: (i) 326,314 shares of common stock held by Dr. Cheng and (ii) 715,347 shares of common stock underlying options exercisable within 60 days of April 9, 2020.

(9)
Consists of: (i) 1,025 shares of common stock held by Mr. White and (ii) 129,612 shares of common stock underlying options exercisable within 60 days of April 9, 2020.

(10)
Consists of: (i) 183,600 shares of common stock held by Dr. Young, (ii) 20,000 shares of common stock held by the EA Irrevocable Trust of which Dr. Young’s spouse is the trustee, (iii) 20,000 shares of common stock held by the CM Irrevocable Trust of which Dr. Young’s spouse is the trustee, (iv) 20,000 shares of common stock held by JL Irrevocable Trust of which Dr. Young’s spouse is the trustee and (v) 51,295 shares of common stock underlying options exercisable within 60 days of April 9, 2020. Dr. Young disclaims beneficial ownership over the shares that are held in the irrevocable trusts for the benefit of his children.

(11)
Consists of: (i) 242,933 shares of common stock held by Dr. Rolph and (ii) 51,295 shares of common stock underlying options exercisable within 60 days of April 9, 2020.

(12)
Consists of: (i) 163,669 shares of common stock held by Ms. Yale and (ii) 99,386 shares of common stock underlying options exercisable within 60 days of April 9, 2020.

(13)
Consists of 5,055 shares of common stock underlying options exercisable within 60 days of April 9, 2020.

(14)
Consists of 5,055 shares of common stock underlying options exercisable within 60 days of April 9, 2020.

(15)
Consists of 15,982 shares of common stock underlying options exercisable within 60 days of April 9, 2020.

(16)
Consists of 57,135 shares of common stock underlying options exercisable within 60 days of April 9, 2020.

(17)
Consists of: (i) 2,168 shares of common stock held by Dr. Walmsley and (ii) 2,887 shares of common stock underlying options exercisable within 60 days of April 9, 2020.

(18)
See notes 8 through 17 above. Consists of 979,709 shares of our common stock owned directly, and 1,133,049 shares of common stock subject to options exercisable within 60 days from April 9, 2020.

REPORT OF THE AUDIT COMMITTEE
The audit committee is appointed by the board of directors to assist the board of directors in fulfilling its oversight responsibilities with respect to (1) the integrity of Akero’s financial statements and financial reporting process and systems of internal controls regarding finance, accounting, and compliance with legal and regulatory requirements, (2) the qualifications, independence, and performance of Akero’s independent registered public accounting firm, (3) the performance of Akero’s internal audit function, if any, and (4) other matters as set forth in the charter of the audit committee approved by the board of directors.
Management is responsible for the preparation of Akero’s financial statements and the financial reporting process, including its system of internal control over financial reporting and its disclosure controls and procedures. The independent registered public accounting firm is responsible for performing an audit of Akero’s financial statements in accordance with the standards of the Public Company Accounting Oversight Board (PCAOB) and issuing a report thereon. The audit committee’s responsibility is to monitor and oversee these processes.
In connection with these responsibilities, the audit committee reviewed and discussed with management and the independent registered public accounting firm the audited consolidated financial statements of Akero for the fiscal year ended December 31, 2019. The audit committee also discussed with the independent registered public accounting firm the matters required to be discussed by the PCAOB’s Auditing Standard No. 1301, Communication with Audit Committees and the SEC. In addition, the audit committee received written disclosures and the letter from the independent registered public accounting firm as required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communication with the audit committee concerning independence and has discussed with the independent registered public accounting firm their independence.
Based on the reviews and discussions referred to above, the audit committee recommended to the board of directors that the audited consolidated financial statements of Akero be included in Akero’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, that was filed with the SEC. The information contained in this report shall not be deemed to be (1) “soliciting material,” (2) “filed” with the SEC, (3) subject to Regulations 14A or 14C of the Exchange Act, or (4) subject to the liabilities of Section 18 of the Exchange Act. This report shall not be deemed incorporated by reference into any of our other filings under the Exchange Act or the Securities Act, except to the extent that we specifically incorporate it by reference into such filing.
THE AUDIT COMMITTEE OF THE BOARD OF
DIRECTORS OF AKERO THERAPEUTICS, INC.
Jane Henderson, Chairperson
Kevin Bitterman
Mark Iwicki
April 27, 2020

HOUSEHOLDING
Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our documents, including the annual report to stockholders and proxy statement, may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you upon written or oral request to Akero Therapeutics, Inc., 170 Harbor Way, 3rd Floor, South San Francisco, California 94080, Attention: Corporate Secretary, telephone: (650)-487-6488. If you want to receive separate copies of the proxy statement or annual report to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.
STOCKHOLDER PROPOSALS
A stockholder who would like to have a proposal considered for inclusion in our 2021 proxy statement must submit the proposal in accordance with the procedures outlined in Rule 14a-8 of the Exchange Act so that it is received by us no later than December 28, 2020. However, if the date of the 2021 Annual Meeting of Stockholders is changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before we begin to print and send our proxy statement for the 2021 Annual Meeting of Stockholders. SEC rules set standards for eligibility and specify the types of stockholder proposals that may be excluded from a proxy statement. Stockholder proposals should be addressed to Akero Therapeutics, Inc., 170 Harbor Way, 3rd Floor, South San Francisco, California 94080, Attention: Corporate Secretary.
If a stockholder wishes to propose a nomination of persons for election to our board of directors or present a proposal at an annual meeting but does not wish to have the proposal considered for inclusion in our proxy statement and proxy card, our bylaws establish an advance notice procedure for such nominations and proposals. Stockholders at an annual meeting may only consider proposals or nominations specified in the notice of meeting or brought before the meeting by or at the direction of the board of directors or by a stockholder of record on the record date for the meeting, who is entitled to vote at the meeting and who has delivered timely notice in proper form to our corporate secretary of the stockholder’s intention to bring such business before the meeting.
The required notice must be in writing and received by our corporate secretary at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the annual meeting is advanced by more than 30 days, or delayed by more than 60 days, from the first anniversary of the preceding year’s annual meeting, a stockholder’s notice must be so received no earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (A) the 90th day prior to such annual meeting and (B) the tenth day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs. For stockholder proposals to be brought before the 2021 Annual Meeting of Stockholders, the required notice must be received by our corporate secretary at our principal executive offices no earlier than February 1, 2021 and no later than March 3, 2021. Stockholder proposals and the required notice should be addressed to Akero Therapeutics, Inc., 170 Harbor Way, 3rd Floor, South San Francisco, California 94080, Attention: Corporate Secretary.
OTHER MATTERS
Our board of directors does not know of any other matters to be brought before the Annual Meeting. If any other matters not mentioned in this proxy statement are properly brought before the meeting, the individuals named in the enclosed proxy intend to use their discretionary voting authority under the proxy to vote the proxy in accordance with their best judgment on those matters.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2
1
1

VOTE BY INTERNET - www.proxyvote.com
Before The 2020 Annual Meeting of Stockholders - Go to www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 05/31/2020. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/AKRO2020

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 05/31/2020. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 0000000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following nominees:

	For All	Withhold All	For All Except
	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

02 0000000000

Nominees

01) Andrew Cheng, MD, PhD 02) Jane Henderson 03) Mark Iwicki

The Board of Directors recommends you vote FOR the following proposal:

NOTE: The Board of Directors will consider and act upon any other business properly brought before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

You may attend and vote via the Internet during the Annual Meeting. Have the information that is printed in the box marked with the arrow on your proxy card available and follow the instructions.
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE STOCKHOLDER OF RECORD. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 and 2.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000465940_1 R1.0.1.18

 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report is/ are available at www.proxyvote.com AKERO THERAPEUTICS, INC.Annual Meeting of Shareholders June 1, 2020 9:00 AM PSTThis proxy is solicited by the Board of DirectorsThe shareholder(s) hereby appoint(s) Andrew Cheng, William White and Jonathan Young, or any of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of AKERO THERAPEUTICS, INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 09:00 AM, PST on June 1, 2020, via a live webcast at www.virtualshareholdermeeting.com/AKRO2020, and any adjournment or postponement thereof.This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.Continued and to be signed on reverse side